UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 7, 2010

BLUE COAT SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-28139	91-1715963
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

420 North Mary Avenue

Sunnyvale, California 94085

(408) 220-2200

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 7, 2010, the Board of Directors of Blue Coat Systems, Inc. (the “Company”) appointed Michael J. Borman, President and Chief Executive Officer of the Company, to fill a vacancy on its Board of Directors, effective immediately after the Company’s Annual Meeting of Stockholders. Mr. Borman was also appointed to the Company’s Stock Option Committee. He will not receive any compensation for his service as a director or a member of the Stock Option Committee.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On October 7, 2010, Blue Coat Systems, Inc held its Annual Meeting of Stockholders for fiscal year 2010 at the Company’s headquarters in Sunnyvale, California.

On the record date of August 18, 2010, the Company had 42,723,585 shares of common stock outstanding and entitled to vote. At the meeting, all of the Company’s stockholders were asked to vote with respect to: (i) the election of six directors to hold office until the fiscal year 2011 Annual Meeting of Stockholders or until such time as their respective successors are elected and qualified; (ii) the ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2011; and (iii) the proposal to amend the share reserve under the Company’s 2007 Stock Incentive Plan.

The following nominees were elected as directors, each to hold office until the fiscal year 2011 Annual Meeting of Stockholders or until such time as his or her successor is elected and qualified, by the vote set forth below:

Nominee	Votes For	Withheld	Broker Non-Vote

Brian M. NeSmith	32,682,349	109,450	5,635,688

David W. Hanna	31,914,423	877,376	5,635,688

James A. Barth	32,197,449	594,350	5,635,688

Keith Geeslin	32,423,412	368,387	5,635,688

James R. Tolonen	32,692,106	99,693	5,635,688

Carol G. Mills	32,586,822	204,977	5,635,688

The selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for Fiscal Year 2011 was ratified by the vote set forth below:

Votes For	38,139,782

Votes Against	271,919

Abstentions	15,786

Broker Non-Vote	—

The proposal to amend the share reserve under the Company’s 2007 Stock Incentive Plan was approved by the vote set forth below:

Votes For	25,215,500

Votes Against	7,556,909

Abstentions	19,390

Broker Non-Vote	5,635,688

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Number	Description
10.1	Amended and Restated 2007 Stock Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE COAT SYSTEMS, INC.

DATE: October 8, 2010	By:	/s/ Gordon C. Brooks
Gordon C. Brooks
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

10.1	Amended and Restated 2007 Stock Incentive Plan